Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
EXPENSES
General and administrative expenses	$ (1,238)	$ (2,145)	$ (2,340)
Property investigation	(47)	(214)	(216)
Amortization	(7)	(12)	(14)
Share-based payments	(969)		(317)
Total expenses	(2,261)	(2,371)	(2,887)
OTHER ITEMS
Interest income		26	74
Reversal of flow-through share premium	89
Impairment of exploration and evaluation assets	(438)	(26,510)
Foreign exchange loss	(1)	(4)	(209)
Equity loss on investment	(130)
Other income (expense), net	(480)	(26,488)	(135)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (2,741)	$ (28,859)	$ (3,022)
Basic and diluted weighted average number of common shares outstanding	96,521,169	79,152,786	71,824,814
Basic and diluted loss per share	$ (0.03)	$ (0.36)	$ (0.04)